UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 16, 2009
PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
16760 SW Upper Boones Ferry Road, Suite 101
Portland, OR 97224
(503) 601-4545
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIXELWORKS INC. AND SUBSIDIARIES
Item 2.02 Results of Operations and Financial Condition.
On March 16, 2009, Pixelworks, Inc. (the “Company”) filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “2008 Form 10-K”). The 2008 Form 10-K updates and revises the Company’s consolidated results of operations for the three months and the year ended December 31, 2008 previously reported in the Company’s Current Report on Form 8-K furnished January 29, 2009 (the “January Form 8-K”), solely to reflect an additional royalty expense accrual identified during the final year end close processes.
The total additional accrual was $498,000, which amount includes $64,000 of accrued interest. $429,000 of the royalty obligation was incurred in prior periods. The adjustment does not change the Company’s results of operations for the three months ended December 31, 2008 compared to the Business Outlook for the fourth quarter provided in our earnings release furnished in our Form 8-K filed on October 23, 2008, except that gross profit margin measured in accordance with Generally Accepted Accounting Principles (“GAAP”) as revised is 45.4%, which is at the low end of management guidance; not the high end as disclosed in Exhibit 99.1 to the January Form 8-K.
GAAP net income (loss) as furnished January 29, 2009 and as filed March 16, 2009, are as follows:

	As Filed March 16, 2009		As Furnished January 29, 2009
		(in thousands, except per share data)
	Three Months		Three Months
	Ended	Year Ended	Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2008	2008	2008

Revenue, net	$18,916	$85,164	$18,916	$85,164

Cost of revenue	10,335	42,963	9,901	42,529

Gross profit	8,581	42,201	9,015	42,635

Loss from operations	(2,513)	(4,009)	(2,079)	(3,575)

Income (loss) before income taxes	(4,184)	7,970	(3,686)	8,468

Net income (loss)	(5,124)	7,978	(4,626)	8,476

Net income (loss) per share:
Basic	(0.37)	0.55	(0.34)	0.59
Diluted	(0.37)	0.55	(0.34)	0.59

Non-GAAP net income (loss) as furnished January 29, 2009 and as prepared March 16, 2009, are as follows:

	As Filed March 16, 2009		As Furnished January 29, 2009
		(in thousands, except per share data)
	Three Months		Three Months
	Ended	Year Ended	Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2008	2008	2008

Revenue, net	$18,916	$85,164	$18,916	$85,164

Cost of revenue	9,383	39,850	8,949	39,416

Gross profit	9,533	45,314	9,967	45,748

Income (loss) from operations	(535)	3,305	(101)	3,739

Income (loss) before income taxes	(806)	3,286	(308)	3,784

Net income (loss)	(1,150)	3,294	(652)	3,792

Net income (loss) per share:
Basic	(0.08)	0.23	(0.05)	0.26
Diluted	(0.08)	0.23	(0.05)	0.26
Non-GAAP net income (loss) excludes gains on the repurchase of long-term debt, other-than-temporary impairments of a marketable security, other income, restructuring charges, acquisition-related items, stock-based compensation expense and accelerated amortization of a non-cancelable prepaid royalty, all of which are required under GAAP. The Company believes non-GAAP measures provide a meaningful perspective on its underlying cash flow dynamics, but cautions investors to consider these measures in addition to, not as a substitute for, its consolidated financial results as presented in accordance with GAAP.
A reconciliation of GAAP and non-GAAP net income (loss) as prepared March 16, 2009 is as follows:

	Three Months
	Ended	Year Ended
	Dec. 31, 2008	Dec. 31, 2008
GAAP net income (loss)	$(5,124)	$7,978

Reconciling items included in cost of revenue	952	3,113
Reconciling items included in operating expenses	1,026	4,201
Other than temporary impairment of marketable security	1,400	7,890
Gain on repurchase of long-term debt, net	—	(19,670)
Other income	—	(218)
Tax effect of non-GAAP adjustments	596	—

Non-GAAP net income (loss)	$(1,150)	$3,294

Non-GAAP net income (loss) per share — basic and diluted	$(0.08)	$0.23

Non-GAAP weighted average shares outstanding
Basic	13,716	14,399

Diluted	13,716	14,410

The information in this Item 2.02 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PIXELWORKS, INC. (Registrant)
Date: March 16, 2009	By:	/s/ Steven L. Moore
Steven L. Moore
Vice President, Chief Financial Officer, Secretary and Treasurer